Teucrium AiLA Long-Short Agriculture Strategy ETF (OAIA) Listed on NYSE Arca, Inc. Summary Prospectus December 16, 2022 www.teucrium.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated December 16, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.teucrium.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Teucrium AiLA Long-Short Agriculture Strategy ETF (“Fund”) seeks to track the total return performance, before fees and expenses, of the AiLA-S033 Market Neutral Absolute Return Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	1.49%
1 Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees (the “Board”).
2 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$152	3 Years	$471
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund seeks to track the total return performance, before fees and expenses, of the Index, and is designed to track the performance of a portfolio of agricultural commodities futures contracts designed to provide absolute returns through the implementation of a long/short trading strategy used to seek to achieve market neutral exposure to the global agriculture market.

AiLA-S033 Market Neutral Absolute Return Index
The Index is based on a rules-based index methodology developed and maintained by AiLA Indices, the Fund’s index provider (the “Index Provider”). The portfolio tracked by the Index generally consists of between one and nine standardized agricultural commodities futures contracts traded on either the Chicago Board of Trade (“CBOT”) or Intercontinental Exchange Inc. (“ICE”) on the following commodities: Corn, Soybeans, Soybean Meal, Soybean Oil and Wheat, each of which is traded on CBOT, and Arabica Coffee, Cotton, NY Cocoa and #11 Sugar, each of which is traded on ICE (collectively with the CBOT commodities futures contracts, “Component Futures Contracts” and each, a “Component Futures Contract”). The Component Futures Contracts are listed and traded on regulated national securities exchanges, generally have significant average daily trading volume, and can be converted into cash without significant adverse effect on the market pricing of the underlying commodity.
The Index Provider seeks to convert data, such as historical pricing of inter-commodity spreads (the difference between two prices), specific to Component Futures Contracts, into Alpha (i.e., performance that exceeds that of the market over time). A market neutral strategy seeks to profit from both increasing and decreasing prices in one or more markets. Absolute return refers to the amount the Index returned over a specific period of time (versus relative return, which refers to the difference between the absolute return and the performance of the market (or other similar investments)).
The inclusion and weight of the Component Futures Contracts in the Index is determined by signals generated daily by a proprietary quantitative model, which utilizes (1) micro- and macro-features analysis of the underlying commodities and the overall commodities market; and (2) a portfolio metrics analysis to determine allocation. Examples of these various features and metrics are set forth below in the description of the Index’s five-step methodology.
1.Raw Data Input – Micro- and macro-features were selected by the Index Provider during the creation of the Index to add into the proprietary quantitative model.
The micro-features are specifically related to each commodity. These include but are not limited to:
•Curve structure data – relationship between near term and longer-term data futures prices
•Prior day closing price
•Recent trading range
•Trader positioning (CFTC Commitments of Traders Report data)
Macro-features are categories of historic data sets stored in the database during the creation of the Index in order to be available for analysis. These macro-features are considered applicable to the commodities due to their correlation or their interconnectedness to the pricing of such commodities.
These features include but are not limited to:
•Market indices
◦Stocks
◦Bonds
◦Commodities
◦Baltic-Dry Index
•Economic indicators
◦Foreign exchange rates
◦Gross domestic product (GDP)
◦Consumer price index (CPI)
◦Unemployment rates
2.Model Training – The raw data is processed and stored for training and validation of the models.
•Training Period: when data is used to train the model
•Testing Period/Validation: when the model is validated
•Holdout Period: when live results are recorded and there are no changes made to the model or its parameters
3.Asset Allocation – entry and exit decisions based on proprietary allocation signal generation
Entry Decision: The decision to enter an allocation is based on a positive daily asset allocation signal generated by either the long or the short asset allocation model. This is determined by the model predicting a favorable risk/reward opportunity for a long/short allocation. The model prediction is based on data included in the micro/macro features listed above. The Index may be allocated up to 100% short, up to 100% long, or up to 100% cash at any given time based on the model prediction.
Exit Decision: The exit decision is made once the opportunity horizon is reached, such as if the risk target has been met.

4.Index Constructions – risk target and allocation ranges
The main assumptions are various parameters such as rebalancing caps to avoid significant liquidity impacts. These parameters include:
•Risk target: Volatility target of 10% annualized standard deviation
•Target annual Sharpe ratio: Target Sharpe ratio of 1.00
•Maximum allocation range: Set to 100% to seek to ensure there is no leverage
5.Daily Weighting – generates daily signals for individual commodities futures contracts
The Component Futures Contracts are rebalanced and/or reconstituted each day on which the CBOT and ICE are open. A rebalance and/or reconstitution is based on the prior business day’s market closing allocation for application at the next business day’s market close.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning it generally will invest in all of the components of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the components in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund also may invest in securities or other investments not included in the Index, such as swaps, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions). A swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.
The Fund expects to gain exposure to commodities by investing indirectly, via the Subsidiary, in the Component Futures Contracts. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” Futures holdings will not be rolled on a predetermined schedule. Instead, prior to becoming the new spot month, holdings will be rolled within the same commodity into a position on the futures curve that in the opinion of the Adviser generates the most optimal yield under prevailing market conditions. At times, commodities futures with a longer term to expiration may be priced higher than commodities futures with a shorter term to expiration, which is known as “contango.” The Adviser generally will attempt to minimize the negative impact from rolling commodities futures that are in contango when possible as doing so would result in the Fund selling the expiring contract at a lower price and buying a longer-term contract at a higher price, producing a negative roll yield. Conversely, commodities futures with a longer term to expiration may be priced lower than commodities futures with a shorter term to expiration, known as “backwardation.” Rolling commodities futures in backwardation generally involves selling an expiring contract at a higher price and buying a longer-term contract at a lower price, producing positive roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Subsidiary is wholly owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Adviser also serves as the investment adviser to the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with indirect exposure to commodities futures within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities futures. The Subsidiary has the same investment objective as the Fund, but it may invest in commodities futures to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
Although the Fund does not seek leveraged returns, investing in the Component Futures Contracts may have a leveraging effect on the Fund. The Fund will invest in cash, cash-like instruments and/or high-quality debt securities (collectively, “Collateral”). The Collateral may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is intended to provide liquidity, serve as margin or otherwise collateralize the Subsidiary’s investments in Component Futures Contracts and other commodities-related investments.

In the event the Index shorts a commodities futures contract, the Fund will likely short a Component Futures Contract in the same agricultural commodity.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund. To the extent the Index is comprised of a concentrated (i.e., holds more than 25% of its total assets) percentage of constituents in a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. Through its investments in the Component Futures Contracts, the Fund will have significant exposure to one or more agricultural sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of certain agricultural commodities such as soybeans and sugar are subject to risks relating to the production of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.
Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.
Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Fund Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn and soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring, while in the case of wheat and sugar, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Fund Shares, particularly if the investor needs to sell Fund Shares when a Component Futures Contract is, in whole or part, expiring in the harvest season for the specified commodity.
◦Risks Specific to Cocoa, Coffee and Cotton. Each of cocoa, coffee and cotton is an agricultural commodity and a soft commodity. Consequently, in addition to factors affecting commodities generally cocoa, coffee and cotton related investments may be subject to a number of additional factors that might cause price volatility. These may include, among others: weather conditions, including floods, drought and freezing conditions; changes in government policies; planting decisions; and changes in demand for agricultural products, and in particular coffee, both with end users and as inputs into various industries.
◦Risks Specific to Corn. Demand for corn in the United States to produce ethanol has also been a significant factor affecting the price of corn. In turn, demand for ethanol has tended to increase when the price of gasoline has increased and has been significantly affected by United States governmental policies designed to encourage the production of ethanol. Additionally, demand for corn is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. Finally, because corn is often used as an ingredient in livestock feed, demand for corn is subject to risks associated with the outbreak of livestock disease.
◦Risks Specific to Wheat. Demand for food products made from wheat flour is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends. More specifically, demand for such food products in the United States is relatively unaffected by changes in wheat prices or disposable income but is closely tied to tastes and preferences. For example, an increase in the popularity of low-carbohydrate diets could cause the consumption of wheat flour to decrease rapidly. Export demand for wheat fluctuates yearly, based largely on crop yields in the importing countries, which can be impacted by various factors, including geopolitical events in such countries, such as the ongoing conflict in Ukraine.
◦Risks Specific to Soybeans. The increased production of soybean crops in South America and the rising demand for soybeans in emerging nations such as China and India have increased competition in the soybean market. Like the conversion of corn into ethanol, soybeans can be converted into biofuels such as biodiesel. Accordingly, the U.S. soybean market has become increasingly affected by demand for biofuels and related legislation. The supply of soybeans could be reduced by the spread of soybean rust, a wind-borne fungal disease. Although soybean rust can be killed with chemicals, chemical treatment increases production costs for farmers. In addition, because processing soybean oil can create trans-fats, the demand for soybean oil may decrease due to heightened governmental regulation of trans-fats or trans-fatty acids. The U.S. Food and Drug Administration currently requires food manufacturers to disclose levels of trans-fats contained in their products, and various local governments have enacted or are considering restrictions on the use of trans-fats in restaurants. Many major food processors have either switched or indicated an intention to switch to oil products with lower levels of trans-fats or trans-fatty acids.
◦Risks Specific to Sugar. The spread of consumerism and the rising affluence of emerging nations such as China and India have created increased demand for sugar. An influx of people in developing countries moving from rural to urban areas may create more disposable income to be spent on sugar products and might also reduce sugar production in rural areas on account of worker shortages, all of which could result in upward pressure on sugar prices. In addition, global demand for sugar to produce ethanol has also been a significant factor affecting the price of sugar. On the other hand, public health concerns regarding obesity, heart disease and diabetes, particularly in developed countries, may reduce demand for sugar. In light of the time it takes to grow sugarcane and sugar beets and the cost of new facilities for processing these crops, it may not be possible to increase supply quickly or in a cost-effective manner in response to an increase in demand. In addition, sugar is a soft commodity with similar risks identified above for cocoa, coffee, and cotton.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which the Fund invests in commodity-linked derivatives may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the commodity future and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
◦Cost of Futures Investment Risk. When a commodities futures is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities future with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell futures contracts and other assets as part of the Fund’s strategy to obtain exposure to agricultural commodities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
•Investment Capacity Risk. If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CBOT, ICE, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and therefore the Adviser would not sell a Component Futures Contract due to current or projected underperformance of that Component Futures Contract, the underlying commodity or the commodities market generally unless that Component Futures Contract is removed from the Index or the selling of that Component Futures Contract is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Short Selling Risk. In this case, short selling involves the sale of commodities. The short seller profits if the commodity’s price declines. If a shorted commodity increases in value, a higher price must be paid to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs, whether the price of the shorted commodity increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. Short selling also involves counterparty risk – the risk associated with the third party ceasing operations or failing to sell the commodity back.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodity-linked derivative instruments, including commodities futures and reverse repurchase agreement. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.
If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including in particular commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.

Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Steve Kahler and Springer Harris, each a Portfolio Manager of the Adviser, have been portfolio managers of the Fund since its inception in December 2022
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.